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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT
                                       on
                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 29, 1995

                          Tenet Healthcare Corporation
               (Exact name of registrant as specified in charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

     I-7293                                                95-2557091
(Commission File Number)                     (IRS Employer Identification No.)

2700 Colorado Avenue, Santa Monica, CA                     90404
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (310) 998-8000

             (Former name or address, if changed since last report)


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ITEM 5.  OTHER EVENTS

     On September 27, 1995, Tenet Healthcare Corporation (the "Company") reported in a press release, dated September 27, 1995, its earnings for the fiscal quarter ended August 31, 1995. A copy of the press release is attached hereto as Exhibit 99.1. Attached as Exhibit 99.2 is a Financial Update for the fiscal quarter ended August 31, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          (99.1) Press Release, dated September 27, 1995

          (99.2) Financial Update for fiscal quarter ended August 31, 1995

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 29, 1995                     Tenet Healthcare Corporation


                                             By:   /s/ Scott M. Brown
                                                -------------------------------
                                             Name: Scott M. Brown
                                             Title: Senior Vice President